Yadkin Valley Financial Corporation Keefe, Bruyette, & Woods Investor Conference July 2012 Joe Towell, President & CEO Mark DeMarcus, Executive VP & COO Jan Hollar, Executive VP & CFO 1

Forward-Looking Statements and Other Cautionary Information Certain statements included in this presentation, other than statements of historical fact, are forward-looking statements (as such item is defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, and the regulations thereunder), which are intended to be covered by the safe harbors created thereby. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “could,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” and similar expressions are typically used to identify forward-looking statements. These forward-looking statements include, among others, statements regarding (1) our belief we have identified all of our problem assets, (2) our ability to maintain our liquidity position, (3) our net interest margin, (4) our growth opportunities and ability to capitalize on them, and (5) our ability to implement cost savings initiatives to improve efficiency. These statements are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties and may be affected by various factors that may cause actual results, developments and business decisions to differ materially from those in the forward-looking statements. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include (i) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (ii) the strength of the United States economy in general and the strength of the local economies in which we conduct our operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; (iii) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (iv) changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; (v) timing and impact of potential future acquisitions, the success or failure of integrating operations, and the ability to capitalize on growth opportunities upon entering new markets; and (vi) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on our company. Additional factors could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). We can give no assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition. We disclaim any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise. This presentation is not all-inclusive and does not purport to contain all of the information that you may desire, or should consider, in determining whether to make an investment in us. You must conduct and rely upon your own evaluation of us and the terms of the investment, including the merits and risks of purchasing our equity interests. We are not making any representations or warranties regarding the accuracy or the completeness of the information set forth herein. In addition, no representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of this investment or with respect to any benefits that may accrue to you upon making an investment in us. You should not consider the contents of this presentation, or any prior or subsequent communications from us regarding a potential investment as legal, business financial, investment or tax advice. We urge you to consult your own advisors regarding the risks and consequences related to your potential investment. The information contained in this presentation is confidential and should not be used by you for any purpose other than evaluating a potential investment in us and may not be disclosed by you to any other person other than your advisors assisting you with the evaluation of such investment. 2

EXECUTIVE PRESENTATION 3

Agenda • Management • Market • Execution 4

Management Critical Milestones • Board appoints Joe Towell President and COO (August 2010) • Towell assembles management team and begins developing strategic plan – Jan Hollar, CFO – Mark DeMarcus, COO – Ed Shuford, CCO • Towell appointed CEO in February 2011 • Strategic plan refined and implemented by new management team throughout 2011 and into 2012 5

YAVY Strategic Plan 1. Tight focus on credit 2. Expense reduction and balance sheet management 3. Net interest margin improvement 4. Enhance shareholder value 5. Capital options 6

Bank Footprint 7 Corporate Overview:  Headquarters: Elkin, NC  Executive Offices: Statesville, NC  Founded: 1968  Distribution Network: 31 (NC), 3 (SC)  Assets $2.0 billion NC SC Raleigh Fayetteville Greensboro High Point Asheville Columbia Charleston Rock Hill Charlotte YAVY Branches (34) Retail Mortgage Offices (6) Source: Company documents and MapInfo Bank Branch Brands:

YAVY Outpaces State and National Projections 8 YAVY Defined Market Area (DMA) includes areas within 3 miles of financial centers Source: Fiserv Bank Intelligence: Nielsen Claritas, Acxiom, IHS Global Insight 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Franchise loan growth Commercial loan growth Consumer loan growth Market Growth Potential: Loans YAVY North Carolina United States

Mortgage Growth Opportunity in YAVY Markets 9 Source: Projections based on MBA forecasts as of 6/12/12 $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 Q3 2011 Actual Q4 2011 Actual Q1 2012 Actual Q2 2012 Actual Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Purchase Refinance Reverse

Financial Overview • Current financial snapshot – In-market, balanced loan portfolio – Core funding with improving cost of deposits – Aggressive identification of problem assets – Conservative securities portfolio – Consistent core profitability • Focus on strong long-term profitability – Continued in-market lending and funding – Manage asset quality – Effective expense management – Revenue enhancements 10

Earnings Improvement • Four consecutive quarters of profitability • Reversal of DTA valuation allowance – 3 years of a cumulative profit position to support DTA usage • Improvement in NIM through cost of deposit reduction 11

3.12% 3.12% 2.97% 3.07% 3.30% 3.29% 3.31% 3.54% 3.39% 1.68% 1.66% 1.61% 1.49% 1.33% 1.20% 1.09% 1.04% 0.98% 0.50% 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% 2.90% 3.20% 3.50% 3.80% Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Net Interest Margin and Cost of Deposits Net Interest Margin (annualized) Cost of Deposits 12

Earnings Improvement • Expense reductions completed – right-sized FTE and eliminated wholesale mortgage – Cost savings of $6.9 million annually (10%) • Increased accuracy of in-house earnings model and budgeting process • Credit drag impact of approximately $25 million per year 13

Improved Asset Quality • Organic disposition of nonperforming assets • Improvement in key metrics – NPA/Total Assets, NPL/Total Loans, Past Dues • Validated, back-tested loan loss reserve methodology and model • Focused, experienced team 14

Adversely Classified Items 15 $47,651 $49,930 $42,705 $33,585 $30,702 $68,898 $70,775 $70,355 $66,088 $63,305 $22,046 $21,307 $24,966 $28,751 $25,573 80% 87% 83% 72% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Substandard Loans NPLs OREO Adversely Classified Ratio Numbers in thousands

Investment Thesis • Consistent core profitability and significant earnings potential • Demonstrated management results and commitment • Credit clarity • Strong growth potential • Substantial franchise value • Attractive valuation 16

17 www.yadkinvalleybank.com

OVERVIEW 18

Overview • Management • Market • Finance • Credit • Summary 19

MANAGEMENT 20

Executive Leadership

Name/Position	Experience (Banking/YAVY)	Previous Experience
Joseph H. Towell *President & CEO*	34/4	Most notably with Yadkin Valley Bank, Putnam Investments, and First Union National Bank. Proven executive leadership track record as well as a strong credit/risk management background. Broad range of financial services experience along with seasoned management skills.
Jan H. Hollar *EVP & CFO*	34/3	Experience in all areas of community bank finance and risk, most notably at blueharbor bank, Scottish Bank, and First Charter. Career highlighted by successful integration of merger partners as well as efficient reengineering of finance teams. Maintains current CPA credentials.
Wm. Mark DeMarcus *EVP & COO*	27/4	Most notably with Wachovia in significant commercial and consumer leadership roles. Successful orchestrator of all business development and service delivery activities resulting in profit building.
Edwin H. Shuford *EVP & CCO*	25/9	Most notably with Farm Credit, First Citizens, and High Country Bank. Proven credit management skills and successful development of sound internal underwriting processes. Maintains current CPA credentials.

YADKIN VALLEY FINANCIAL CORPORATION

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Joe Towell President & CEO Mark DeMarcus Chief Operating Officer Lisa Rogers Mortgage Director Kristi Eller Chief Information Officer Rick Patterson Chief Banking Officer Ed Marxen Western Regional President George Searle Southern Regional President Jan Hollar Chief Financial Officer Bob Doby Chief Risk Officer Ed Shuford Chief Credit Officer Laura Blalock Human Resources Director YAVY Management Team 22

YAVY Strategic Accomplishments • Credit – Adversely classified ratio down from high of 102% to 65% as of Q2 2012 – Continued organic success in NPA disposition – Improved risk profile of the Company – reduced past dues, NPL levels, substandard loans • Expense reduction/balance sheet management – Consolidated 8 branches – Exited wholesale mortgage business – Displaced 175 employees • Net interest margin improvement – Strategic shift in deposit mix – increased core deposits from 30% of total deposits in 2010 to 51% to Q2 2012 – Lowered cost of deposits from high of 1.68% to 0.98% as of Q2 2012 – Average loan yield in Q2 2012: 5.05% • Enhanced shareholder value – Returned Bank to profitability in Q3 2011 - 4 consecutive quarters – Reversed DTA valuation allowance in Q2 2012 – sign of strength for the Company – Equity price increase from low of $1.43 to current price of $2.65 (85% increase) • Capital – Board engagement on capital plan – poised for execution – Raised $6.4 million in common equity for holding company operating capital – Improved key capital ratios through core earnings and balance sheet management 23

MARKET 24

Exceptional Footprint 25 • Unique branch footprint operating in some of the best markets in North Carolina • The projected population growth(1) in Yadkin Valley’s counties of operation is 5.7% versus the national average of 3.4% • North Carolina’s 2007 – 2011 core deposit growth(2) was 11.1% versus the national average of 9.3% Source: SNL Financial and MapInfo Demographics weighted by county deposits; Pro forma for recently announced or pending transactions (1) Projected change from 2011-2016; Weighted by county deposits (2) Core deposits equal to total deposits less total time deposits

Strong Presence in Counties of Operation 26 Demographic Data Market Market Rank Number of Branches Company Deposits ($mm) Deposit Market Share (%) Market Total Deposits ($mm) YoY Deposit Growth (%) 5 Year CAGR (%) Market Population Projected Population Growth (%) Median HHI ($) Projected HHI Growth (%) Iredell, NC 4 6 255 1 1 .9 2,1 48 (7 .35) 2.66 1 61 ,57 9 5.7 49,91 2 9.5 Mecklenburg, NC 1 1 6 250 0.2 1 52,442 (4.7 4) 1 1 .7 9 937 ,422 9.1 57 ,7 1 6 1 1 .8 Yadkin, NC 1 3 231 44.2 523 24.7 6 1 3.93 38,621 2.6 37 ,589 22.0 Union, NC 3 3 1 7 9 1 1 .6 1 ,543 21 .42 (1 .05) 205,428 1 0.0 57 ,929 1 1 .9 Surry , NC 4 2 1 67 1 3.4 1 ,246 (1 9.63) 9.42 7 3,626 0.9 35,453 1 3.0 Ashe, NC 1 2 1 66 34.7 480 1 4.98 6.1 4 27 ,508 4.5 32,069 1 2.2 Durham, NC 8 2 1 45 2.8 5,234 (4.7 9) 1 .7 3 27 2,426 8.4 47 ,7 54 1 5.4 Watauga, NC 3 2 1 1 4 1 0.6 1 ,082 3.91 1 .80 52,004 8.6 36,7 35 1 3.8 Wilkes, NC 3 2 1 08 1 4.2 7 55 (8.55) 2.64 69,47 9 1 .8 36,062 1 3.5 Cherokee, SC 3 2 68 1 5.1 449 2.7 9 6.37 55,7 98 3.0 36,41 6 1 2.1 York, SC 1 4 1 24 1 .2 1 ,992 2.47 37 .94 231 ,829 1 0.9 51 ,41 1 1 1 .4 Granv ille, NC 7 1 24 4.6 521 (0.05) - 60,565 7 .0 43,951 1 6.5 Av ery , NC 6 1 23 9.2 250 29.1 8 51 .09 1 7 ,7 67 (0.2) 34,654 9.1 Orange, NC 1 0 1 1 8 1 .0 1 ,7 51 (5.39) - 1 34,484 4.3 45,7 97 1 9.2 Weighted Average: 3.03 7.07 228,182 5.7 44,491 13.6 National Average: 3.4 50,227 14.6 Ranked top 3 in deposit market share Source: SNL Financial; Deposit data as of 6/30/2011; Pro forma for recently completed or pending transactions Note: Medians weighted by Company deposits in market • 6 of 14 markets rank either 1st, 2nd, or 3rd in deposit market share • 64% of YAVY’s markets are projected to grow faster than the national average over the next 5 years relative to population growth • YAVY’s entire franchise is projected to grow 2.6x greater than the national average of population growth

Market Growth Potential: Loans • Franchise growth outpaces state and national projections – YAVY*: 3.77% – North Carolina: 3.04% – U.S.: 2.77% • Commercial loan growth opportunities are significantly higher – YAVY*: 6.63% – North Carolina: 5.85% – U.S.: 5.46% • Consumer loan growth opportunities – YAVY*: 1.78% – North Carolina: 1.45% – U.S.: 0.96% 27 *YAVY Defined Market Area (DMA) includes areas within 3 miles of financial centers Source: Fiserv Bank Intelligence: Nielsen Claritas, Acxiom, IHS Global Insight

Specific Market Growth Opportunities • Commercial & Industrial lending – Within the YAVY footprint, this business segment has projected growth approximately 80 bps higher than the US and 60 bps higher than NC (YAVY: 2.17%, NC: 1.62%,US: 1.34%) – Lending staff has broad skill set; successful shift away from CRE over last two years to focus efforts on operating companies and C&I lending – now have more than 30 C&I bankers across the footprint, and 34 consumer/small business bankers 28 Source: Fiserv Bank Intelligence: Nielsen Claritas, Acxiom, IHS Global Insight

Specific Market Growth Opportunities • Agri-business (one of the largest industries in North Carolina) – Within the YAVY footprint, this business segment has projected growth approximately 160 bps higher than the U.S. and NC (YAVY: 0.61%, NC: -1.03%, U.S.: -1.01%). – 30% of our commercial bankers have deep knowledge of this niche industry – Chief Credit Officer leadership and expertise • Undergraduate degree in Agri-business from NC State University • More than half of his 25-year career spent in agri-business lending at Farm Credit and First Citizens Bank 29 Source: Fiserv Bank Intelligence: Nielsen Claritas, Acxiom, IHS Global Insight

Consumer Target Markets • Projected consumer deposit growth in YAVY franchise – YAVY*: 2.70% – North Carolina: 2.37% – U.S.: 1.80% • Target customers: Upper/Middle Family Lifecycle – Strongest correlation between growth and profitability – Segment requires superior technology, which aligns with Bank’s offerings – Varying financial needs – insurance and investment services to credit cards and mortgages 30 *YAVY Defined Market Area (DMA) includes areas within 3 miles of financial centers Source: Fiserv Bank Intelligence: Nielsen Claritas, Acxiom, IHS Global Insight

YAVY Mortgage Strategic Focus • Retail model built on exceptional service – Attract the most seasoned, talented originators in the market – Advantage over larger institutions • Centralized operations with ample capacity for growth • Focus on purchase, less dependent on the refinance market – YAVY purchase fundings average 45% of all mortgage activity on a quarterly basis, even in a high refinance environment 31

Investments in Infrastructure • Credit – Centralized financial analysis, documentation prep, post-close review, spreading, risk management, and credit risk review • Staff and software in place to facilitate growth in C&I, consumer lending • Electronic Delivery – Launched new and improved online products and services • Online banking (consumer/small business) • Online Cash Management (commercial) • Interactive website • Mobile Banking • Enhanced Account-to-Account and transfer capabilities – Refresh of entire ATM fleet, adding deposit automation capabilities in select high-traffic markets • Employee Development – Company-wide initiative – Consultative sales and service training and standards – Focus on enhancing customer experience 32

FINANCE 33

Numbers in thousands 34% 40% 44% 45% 47% 49% 50% 51% 30% 35% 40% 45% 50% 55% 60% $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Improved Deposit Mix Total Core Deposits Core as % of Total Deposits 34 Core Deposits are defined as non-interest bearing DDA, NOW accounts, money market deposit accounts (MMDA), and regular savings accounts

35 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Tier 1 Leverage 7.14% 7.58% 7.99% 8.30% 8.55% Tier 1 Risk-based 9.42% 9.72% 10.23% 10.61% 10.89% Total Risk-based 10.68% 10.98% 11.49% 11.87% 12.15% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% Capital Ratio Trends

CREDIT 36

Credit Admin Organizational Chart 37 Chief Credit Officer Credit Operations Officer Head of Credit Risk Review Credit Risk Review Officer Credit Risk Review Officer Regional Credit Officer Regional Credit Officer Senior Regional Credit Officer Credit Analysts (3) Head of Special Assets

Credit Metrics ($MM) Metric 3/31/11 12/31/11 3/31/12 6/30/12 Adversely Classified Loan Balance $152.7 $133.0 $113.0 $101.1 Nonperforming Loan Balance $71.4 $70.4 $66.1 $63.3 OREO Balance $27.5 $25.0 $28.8 $25.6 Adversely Classified Ratio* 94% 83% 72% 65% *Substandard loans+OREO/Tier 1 Capital+LLR 38

39 Numbers in thousands $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Loans 30-89 Days Past Due

Numbers in thousands $10,600 $3,936 $4,452 $5,136 $3,483 $31,358 $29,542 $28,747 $26,665 $25,048 $4,295 $4,131 $4,101 $3,397 $3,749 2.39% 2.30% 2.24% 2.17% 2.10% 1.80% 2.10% 2.40% 2.70% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Charge Off and Loan Loss Reserve FAS 114 FAS 5 Net Charge Off LLR to Total Loans 40

Loan Portfolio Composition 41 Commercial Construction/Land Development 11% Residential Construction 3% Agricultural 2% HELOC 15% Multi-Family Residential 3% Non-Owner Occupied CRE 16% Owner Occupied CRE 22% Commercial & Industrial 12% Consumer & Other 4% 1-4 Family Residential 12% Total Loan Portfolio as of 6/30/12: $1,366,257,252

OREO Details 42 Residential Property 20% Commercial Property 16% Lots & Land 64% • Experienced and seasoned Special Assets group manages OREO portfolio • Property selling at approximately 57% of balance at default, and 98% of OREO balance • Total OREO as of 6/30/12: $25.6 million • Sold approximately $40 million of OREO from 2009-Q2 2012 • Properties marked according to current appraised values – lots and vacant land continue to pose challenges in the market

SUMMARY 43

Financial Performance Targets & Goals • Financial Performance Targets (2-3 years) – Net interest margin above 4.00% – Operating efficiency ratio in mid-50s – ROA greater than 1.00% – Classified asset ratio less than 50% of Tier 1 Capital + ALLL • Focus for remainder of 2012 – Improve risk profile of Bank – Consistent and meaningful profitability – Reduce level of problem assets – Execute organic capital plans and prepare for/execute capital event 44